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                                  EXHIBIT 23.2
                               OWENS-ILLINOIS, INC.
                          CONSENT OF MCCARTER & ENGLISH


                                                     March 29, 1995


Ladies and Gentlemen:

     We consent to the incorporation by reference in this Annual Report on Form 10-K of Owens-Illinois, Inc. and Owens-Illinois Group, Inc. for the year ended December 31, 1994, of the reference to our firm under the caption "Legal Proceedings."



                                        Very truly yours,


                                        /s/ McCarter & English
                                        ----------------------
                                        McCarter & English